DEBENTURES	12 Months Ended
Dec. 31, 2012
DEBENTURES [Abstract]
DEBENTURES
NOTE 13 -     DEBENTURES

A.	Composition by repayment schedule (carrying amount):

	Interest rate	2013	2014	2015	2016

Debentures Series D	8%	$5,823	$5,823	$5,823	$5,823

Debentures Series F	7.8%	--	--	50,954	50,954
Jazz's New Notes (as defined in G below)	8%	--	--	74,585	--
		$5,823	$5,823	$131,362	$56,777

The outstanding principal amounts of Tower debentures as of December 31, 2012 and 2011 were $255,879 and $177,249, respectively.

The outstanding principal amounts of Jazz notes as of December 31, 2012 and 2011 were $93,556.

If on a payment date of the principal or interest on any series of the Tower debentures, there is a breach of certain covenants and conditions under the Facility Agreement, the dates for payment of interest and principal on the debentures may be postponed until such covenant or condition is satisfied.

The Tower debentures and interest thereon are unsecured and subordinated to Tower's existing and future secured indebtedness, including indebtedness to the Israeli Banks under the Facility Agreement - see Note 16A(1), and to the government of Israel - see Note 7B.

The Jazz Loan Agreement imposes certain limitations on the ability to repay the notes and/or to incur additional indebtedness without Wells Fargo's consent. Any default on payment of the notes at maturity would trigger a cross default under the Loan Agreement, which would permit the lenders to accelerate the obligations thereunder, potentially requiring to repay or refinance the Loan Agreement.

The Jazz debentures and interest thereon are unsecured and subordinated to Jazz's existing and future secured indebtedness, including indebtedness to Wells Fargo under the Loan Agreement, see Note 10.

B.	2005 Convertible Debentures Series B

In January 2006, Tower raised $48,169 of convertible debentures by way of a rights offering ("Series B"). The debentures accrued annual interest at a rate of 5% which was paid on the remaining outstanding debentures, together with the remaining principal, in one installment in January 2012. The outstanding principal amount of convertible debentures Series B as of December 31, 2011 was $10,291, all of which were fully paid and redeemed in January 2012.

C.	2006 Convertible Debentures Series C

In 2006, Tower raised approximately $31,219 in a public offering of convertible debentures linked to the CPI.

The convertible debentures were convertible into Tower's ordinary shares. The convertible debentures carried a zero coupon with principal payable at maturity in December 2011, at a premium of 37% over principal value, linked to the CPI.  In December 2011, the outstanding amount was fully paid and the debentures were fully redeemed.

D.	2007 Non-Convertible Debentures Series D and Convertible Debentures Series E

In the second half of 2007, Tower consummated a private placement with Israeli institutions followed by expansion in September 2007 through a public offering of long-term convertible and non-convertible debentures and warrants, in which Tower issued (i) $27,000 aggregate principal amount of long-term non-convertible debentures, repayable in six equal annual installments beginning in December 2011 and ending in December 2016, linked to the CPI and carrying an annual interest rate of 8% ("Series D"); (ii) $ 30,000 aggregate principal amount of long-term convertible-debentures payable in December 2012, linked to the CPI, carrying an annual interest of 8% ("Series E"), and (iii) warrants series 6, all of which expired in August 2011.
In December 2012, the outstanding amount of Series E of $28,410 was fully paid and the debentures were fully redeemed.

The outstanding principal amounts of Series D as of December 31, 2012 and 2011 were $24,475 and $29,464, respectively.

The outstanding principal amount of Series E as of December 31, 2012 and 2011 was zero and $27,362 respectively.
E.	2010 Convertible Debentures Series F

In 2010 and 2012, Tower issued an aggregate principal amount of approximately $231,000  of long-term debentures ("Series F"). Series F is due in two equal installments in December 2015 and December 2016, is fully linked to the US dollar, carries an interest rate of 7.8% per annum payable semiannually, and is convertible into Tower's ordinary shares during the period commencing September 2012 and ending December 2016, with a conversion ratio of NIS 38.21 par value of debentures into one ordinary share.

The outstanding principal amount of Series F as of December 31, 2012 and 2011 was $231,404 and $110,132, respectively.

Together with the issuance of Series F in February 2012, Tower also issued 26.6 million warrants Series 7, exercisable from March 2014 to March 2016 into 1/15 of a share of Tower at an exercise price to be determined in February 2014 according to a formula based mainly on 8% of the then prevailing Company's share trading price.

Commencing the initial issuance date of Series F in October 2010 and until September 2012, said debentures were not convertible into ordinary shares of Tower. Commencing September 2012 and until its final maturity date, Series F can be convertible into Tower's ordinary shares, at the election of each of its holders, with a conversion ratio of 38.21 NIS par value of debentures into one ordinary share. The conversion price was calculated at a 20% premium over the average of Tower's share price over the 15 days prior to September 18, 2012. The determination of the conversion ratio triggered the examination of whether a contingent Beneficial Conversion Feature ("BCF") existed as of past issuance dates of these debentures. In accordance with ASC 470-20 (formerly EITF 98-5 and EITF 00-27), and specifically the guidance over "Contingently Adjustable Conversion Ratios", the Company concluded that a BCF existed. The BCF, in accordance with such guidance, amounted to approximately $110,000 which is classified as an increase in shareholders' equity with a corresponding decrease by the same amount in the carrying values of Series F presented in long term liabilities. The $110,000 decrease in Series F's liability amount is considered a debt discount to be amortized over the remaining term of said debentures using the effective interest method, resulting in interest being recognized at increasing amounts as time passes with the largest effect being recognized in 2015 and 2016.

F.	Convertible Notes Issued By Jazz in 2006

In 2006, Jazz completed private placements of convertible notes. The convertible notes carried interest at a rate of 8% per annum payable semi-annually and were scheduled to mature in December 2011 ("Old Notes"). In October 2011, Jazz completed a voluntary transaction to redeem early the entire remaining outstanding amount of the Old Notes.

For details regarding the exchange in July 2010 of Old Notes for New Notes, see G below.

G.	Notes Issued By Jazz in 2010

In July 2010, Jazz and Tower, entered into an exchange agreement with certain note holders (the "Participating Holders") holding approximately $80,000 principal amount of Jazz's Old Notes. In the exchange, the Participating Holders exchanged their Old Notes for newly-issued 8% non-convertible notes of Jazz due June 2015 (the "New Notes") according to an exchange ratio of $1.175 face amount of New Notes for each 1.000 of Old Notes. Interest is payable semiannually.

In addition, the Participating Holders received 25.3 million warrants ("Warrants J"), with an exercise price of $1.7, exercisable until June 30, 2015 to 1/15 ordinary share of Tower.

The New Notes constitute unsecured obligations of Jazz, rank on parity in right of payment with all other unsecured indebtedness of Jazz, are effectively subordinated to all secured indebtedness of Jazz to the extent of the value of the collateral securing such indebtedness and are not guaranteed by Tower.

Jazz's obligations under the New Notes are guaranteed by Jazz's wholly owned domestic subsidiaries.

Jazz applied the provisions of ASC 470-50 "Modifications and Extinguishments" to account for the debt exchange. Jazz first, determined that the exchange was not considered troubled debt, mainly due to the fact that no concession was given by the creditors. Based on the provisions of ASC 470-50, Jazz determined that the exchange resulted in an extinguishment of the old debt and the issuance of a new debt.  As described above, Warrants J and New Notes were issued in exchange for the Old Notes that participated in the exchange.

Jazz considered the transaction to be at arm's length (the transaction was made between willing unrelated parties) and therefore evidence of fair value. Since the new debt is not traded and no quotes are available, Jazz determined the fair value of the New Notes in a manner consistent with the manner used in the allocation of the purchase price of Jazz in September 2008 by using present value techniques. This, together with the fair value of Warrants J, were used to determine the value of the Old Notes on the date of the exchange and resulted in an expense of approximately $2,350, which has been recorded in the statement of operations for the year ended December 31, 2010. Since Warrants J may be settled in cash in certain instances beyond Tower's control, the fair value of Warrants J was recorded in liabilities of the Company and the corresponding entry was part of the overall expense of the debt exchange. The fair value of Warrants J was calculated based on the Black-Scholes formula. The following assumptions were used in the fair value calculation: risk-free rate based on US treasury bills of 1.79% per annum, term of the warrants of five years, Tower's market share price immediately prior to closing date, the exercise price of the warrants and the volatility of Tower ordinary shares of approximately 50%. The fair value of Warrants J was also confirmed by independent calculation made by the investors as evidenced by the exchange agreement.

As of December 31, 2012 and 2011, $93,556 in principal amount of the New Notes was outstanding.